Exhibit 10.12.1

Certain information identified by bracketed asterisks ([* * *]) has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

This SECOND AMENDMENT, effective as of July 25, 2018 (the “SECOND AMENDMENT EFFECTIVE DATE”), amends the Exclusive Patent License Agreement dated January 28, 2016, and First Amendment dated December 12, 2017 (the “LICENSE”), between the Whitehead Institute for Biomedical Research (“WHITEHEAD”) and Rubius Therapeutics, Inc. (“COMPANY”).

WHEREAS, WHITEHEAD and COMPANY wish to modify Appendix A of the LICENSE;

WHEREAS, WHITEHEAD is owner of certain SECOND AMENDMENT PATENT RIGHTS, as later defined herein, relating to [***],  “[***]”, by [***];

WHEREAS, WHITEHEAD desires to have the PATENT RIGHTS developed and commercialized to benefit the public, and WHITEHEAD is willing to grant a license thereunder;

WHEREAS, COMPANY desires to add such SECOND AMENDMENT PATENT RIGHTS to the LICENSE.

NOW, THEREFORE, WHITEHEAD and COMPANY hereby agree as follows:

Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the LICENSE.

1.          The following (hereinafter the “SECOND AMENDMENT PATENT RIGHTS”) is included under the definition of PATENT RIGHTS and is added to Appendix A of the LICENSE:

[***].

Appendix A of the LICENSE is deleted in its entirety and replaced with the Appendix A of this SECOND AMENDMENT, attached hereto.

2.          For the avoidance of doubt, per Section 6.3 of the LICENSE, payment of all fees and costs, including attorneys’ fees relating to the filing, prosecution, and maintenance of the SECOND AMENDMENT PATENT RIGHTS shall be the responsibility of COMPANY, whether such amounts were incurred before or after the SECOND AMENDMENT EFFECTIVE DATE. WHITEHEAD has incurred $[***] for such patent-related fees and costs as of [***].

3.          The following is added to Section 10.1 of the LICENSE:

10.1      WHITEHEAD represents that as of the SECOND AMENDMENT EFFECTIVE DATE, it is the owner of all right, title, and interest in and to [***] of the PATENT RIGHTS, and it has the lawful right to grant the rights as set forth in this Agreement.

4.          As consideration for this SECOND AMENDMENT, COMPANY shall pay WHITEHEAD a case addition fee of [***] Dollars ($[***]) within [***] of the SECOND AMENDMENT EFFECTIVE DATE. This payment is nonrefundable.

5.          The LICENSE, as amended hereby, is hereby ratified and confirmed in all respects and shall continue in full force and effect. The LICENSE will, together with this SECOND AMENDMENT, be read and construed as a single instrument. All other terms and conditions of the LICENSE are confirmed and remain in full force and effect. This SECOND AMENDMENT shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Signatures follow on the next page.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

For WHITEHEAD		For COMPANY:

By:	/s/ Carla DeMaria	By:	/s/ Torben Straight Nissen

Name:	Carla DeMaria	Name:	Torben Straight Nissen

Title:	Director of Intellectual Property & Sponsored Programs	Title:	President

Date:	July 31, 2018	Date:	July 25, 2018

APPENDIX A

List of Patent Applications and Patents

[***].